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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         _______________


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        November 18, 1998


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of registrant as specified in its charter)




   Delaware                  1-1430                 54-0355135
   --------                  ------                 ----------
(State of Incorporation)  (Commission             (IRS Employer
                          File Number)        Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
                  -----------------------------
            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

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Item 5.   Other Events.

     The Registrant announced on November 18, 1998 that it and the other principal shareholders of Latas de Aluminio S.A. - LATASA ("Latasa") have finalized a review of strategic alternatives for the South American beverage can manufacturing company. The Registrant announced that it is not considering a disposition of shares at this time.

     "Reynolds Metals Company has concluded that it is not in the best interest of its shareholders to sell our interest in Latasa at a time when adverse economic conditions might prevent recognition of the strategic value and growth potential of this asset," said William E. Leahey, Jr., executive vice president and chief financial officer of the Registrant.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             REYNOLDS METALS COMPANY



                             By:  /s/ Allen M. Earehart
                                  ---------------------------------
                                  Allen M. Earehart
                                  Senior Vice President, Controller

Dated:  November 19, 1998